UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 24, 2016

UDR, Inc.
United Dominion Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland (UDR, Inc.)	1-10524	54-0857512
Delaware (United Dominion Realty, L.P.)	333-156002-01	54-1776887
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under this heading “U.S. Federal Income Tax Considerations” and in Exhibit 99.1 hereto supersedes and replaces, in its entirety, the disclosure under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated July 29, 2014, which is part of UDR, Inc.’s and United Dominion Realty, L.P.’s Registration Statement on Form S-3 (File Nos. 333-197710 and 333-197710-01), as amended by Post-Effective Amendment No. 1 thereto.

Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	U.S. Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

Date: February 24, 2016	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

United Dominion Realty, L.P.
By: UDR, Inc., its general partner

Date: February 24, 2016	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	U.S. Federal Income Tax Considerations